As filed with the Securities and Exchange Commission on March 30, 2001
                                                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           --------------------------

                              SPECTRIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                                                  77-0023003
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
   (Address and telephone number of Registrant's principal executive offices)

                           --------------------------

                                 1992 STOCK PLAN
                            (Full Title of the Plan)

                           --------------------------

                                MICHAEL D. ANGEL
              Executive Vice President, Finance and Administration,
                      Chief Financial Officer and Secretary
                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
            (Name, address and telephone number of agent for service)

                           --------------------------

                                    Copy to:
                              ROBERT P. LATTA, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                           --------------------------

================================================================================

=======================================================================================================================

                                            CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                          Proposed               Proposed
         Title of                                         Maximum                Maximum
        Securities                  Amount                Offering              Aggregate               Amount of
           to be                     to be               Price Per               Offering             Registration
        Registered                Registered              Share(1)               Price(1)                  Fee
============================ ====================== ===================== ======================= =====================
Common Stock,                    400,000 shares              $12.38                 $4,952,000              $1,307.33
$.001 par value (2)

=======================================================================================================================

(1)      Estimated in accordance  with Rule 457(c) solely for the purpose of calculating  the  registration  fee on the basis of the  average  of the high and low prices per share for the  Common  Stock as  reported  on the Nasdaq
         National Market System on March 23, 2001.

(2)      Includes  Preferred  Share  Purchase  Rights which,  prior to the  occurrence of certain  events,  will not be exercisable or evidenced separately from the Common Stock.

         The contents of the Registrant's Form S-8 Registration Statement Nos. 333-84827 as filed with the Securities and Exchange Commission (the "SEC") on August 9, 1999 is incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits
         Exhibit
          Number                                                    Documents
---------------------------      --------------------------------------------------------------------------------
           4.1                   1992 Stock Plan and form of Stock Option Agreement

           5.1                   Opinion of counsel as to legality of securities being registered

           23.1                  Consent of Counsel (contained in Exhibit 5.1)

           23.2                  Consent of PricewaterhouseCoopers LLP

           23.3                  Consent of KPMG LLP

           24.1                  Power of Attorney (see page 5)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Spectrian Corporation, a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 30th day of March, 2001.

                          SPECTRIAN CORPORATION



                              By:       /s/ Michael D. Angel
                                   ---------------------------------------------
                                   Michael D. Angel
                                   Executive Vice President, Finance and
                                   Administration, Chief Financial Officer and
                                   Secretary (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas H. Waechter and Michael D. Angel, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant  to the  requirements  of the  Securities  Act of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.
-------------------------------    ---------------------------------------   ---------------
          Signature                               Title                           Date

/s/ Thomas H. Waechter
-------------------------------    President, Chief Executive Officer and     March 30, 2001
(Thomas H. Waechter)               Director (Principal Executive Officer)


/s/ Michael D. Angel               Executive Vice President, Finance and      March 30, 2001
-------------------------------    Administration, Chief Financial Officer
(Michael D. Angel)                 and Secretary (Principal Financial and
                                   Accounting Officer)


/s/ Garrett A. Garrettson          Director and Chairman                      March 30, 2001
-------------------------------
(Garrett A. Garrettson)


/s/ Martin Cooper                  Director                                   March 30, 2001
-------------------------------
(Martin Cooper)


/s/ Charles D. Kissner             Director                                   March 30, 2001
-------------------------------
(Charles D. Kissner)


/s/ Henry C. Montgomery            Director                                   March 30, 2001
-------------------------------
(Henry C. Montgomery)


/s/ Robert W. Shaner               Director                                   March 30, 2001
-------------------------------
(Robert W. Shaner)


/s/ Robert C. Wilson               Director                                   March 30, 2001
-------------------------------
(Robert C. Wilson)

                                             -5-

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -----------------------------------

                                    EXHIBITS

                      -----------------------------------

                       Registration Statement on Form S-8

                              SPECTRIAN CORPORATION

                                 March 30, 2001

                              SPECTRIAN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS



Exhibit
Number                            Description


           4.1  1992 Stock Plan and form of Stock Option Agreement

           5.1  Opinion of counsel as to legality of securities being registered

          23.1  Consent of Counsel (contained in Exhibit 5.1)

          23.2  Consent of PricewaterhouseCoopers LLP

          23.3  Consent of KPMG LLP

          24.1  Power of Attorney (contained in page 5)


                                      -7-